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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 31, 2002


                               NEWMARK HOMES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          DELAWARE                      000-23677                      76-0460831
(State or Other Jurisdiction           (Commission                   (IRS Employer
     of Incorporation)                 File Number)               Identification No.)
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                            1200 SOLDIERS FIELD DRIVE
                             SUGAR LAND, TEXAS 77479
              (ADDRESS OF REGISTRANTS PRINCIPAL EXECUTIVE OFFICES)

                                 (281) 243-0100
               (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

As was previously disclosed on April 15, 2002, Newmark Homes Corp. ("Newmark" or the "Company") completed the sale of Westbrooke Acquisition Corp. ("Westbrooke") to Standard Pacific Corp. for $41 million in cash, subject to adjustments for changes in stockholder equity from December 31, 2001 through the closing date, and the satisfaction of debt, including intercompany liabilities. As a result, at March 31, 2002, the assets of Westbrooke were classified as assets held for sale and the results of their operations were classified as discontinued operations, pursuant to Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

The Company has restated its Management's Discussion and Analysis of Financial Condition and Results of Operations, Selected Financial Data and Consolidated Financial Statements and Notes thereto to reflect the discontinuation of Westbrooke's operations.

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995
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This Form 8-K may include forward-looking statements. In general, any statement other than a statement of historical fact is a forward-looking statement. These statements include statements regarding our industry and our prospects, plans, future financial position, operations and business strategy. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," or "continue" or the negatives of the terms or variations. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties. Important factors that could cause actual results to differ materially from anticipated results include:

         o  the Company's significant level of debt;

         o the Company's ability to borrow or otherwise finance its business in the future;

         o the Company's ability to locate lots or parcels of land at anticipated prices;

         o the Company's relationship with Technical Olympic, Inc. and its control over the Company's board and business activities;

         o economic or other business conditions that affect the desire or ability of our customers to purchase new homes in markets in which the Company conducts business;

         o  a decline in the demand for housing;

         o a decline in the value of the land and home inventories the Company maintains;

         o an increase in the cost of, or shortages in the availability of, skilled labor or construction materials;

         o  an increase in interest rates;

         o  the Company's ability to compete in existing and future markets;
            and

         o  an increase or change in governmental regulation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


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
Exhibit 99.1     Management's Discussion and Analysis of Financial Condition and Results of Operations (as restated)
Exhibit 99.2     Selected Financial Data (as restated)
Exhibit 99.3     Consolidated Financial Statements and Notes thereto (as restated)
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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Newmark Homes Corp.

                                       By: /s/ TERRY C. WHITE
                                           -------------------------------------
                                               Terry C. White
                                               Secretary

        Date: May 31, 2002


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER      DESCRIPTION
=======     ===================================================================================================
  99.1      MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (AS RESTATED)
  99.2      SELECTED FINANCIAL DATA (AS RESTATED)
  99.3      CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO (AS RESTATED)
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